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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): JANUARY 25, 2002



                                   ALLOY, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                         0-26023                         04-3310676
(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


151 WEST 26TH STREET, 11TH FLOOR, NEW YORK, NEW YORK               10001
    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (212) 244-4307
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ITEM 5. OTHER EVENTS.

      On January 25, 2002, the Registrant entered into a definitive agreement for the issuance and sale to Fletcher International, Ltd. ("Fletcher International"), a private investment entity, of 1,367,366 shares of the Registrant's common stock, $.01 par value per share (the "Common Stock"), at a purchase price of $21.94 per share, for an aggregate purchase price of $30,000,000, and the related issuance of a warrant (the "Warrant") to purchase up to 888,788 shares of the Registrant's common stock, in each case subject to adjustment under specified circumstances. The Warrant is exercisable in whole or in part at any time on or prior to January 28, 2012 at an exercise price of $21.94 per share. Each of the purchase price for the Common Stock and the exercise price under the Warrant is equal to approximately 111% of the closing price of the Registrant's Common Stock on January 25, 2002. In connection with this placement, an entity in which Fletcher International holds a minority equity interest has entered into a marketing services agreement with the Registrant. The closing of the private placement occurred on January 28, 2002.

      The Registrant is required to file a registration statement registering for resale all of the shares of Common Stock issued to Fletcher International on the closing date of the private placement and 110% of the number of shares of Common Stock issuable under the Warrant on the closing date promptly after the closing, use its best efforts to cause it to become effective before April 25, 2002 and to maintain its effectiveness until all of the securities covered thereby have been sold or may be sold without compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). The Registrant is subject to certain penalties if such registration statement does not become effective timely or if the Registrant does not maintain such effectiveness.

      The securities sold in this private placement have not yet been registered under the Securities Act, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements. The Company expects to file a registration statement on Form S-3 shortly after the closing of the transaction for purposes of registering the resale of the shares of common stock issued in the private placement. This filing shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. Any offering of the Registrant's securities under the resale registration statement will be made only by means of a prospectus.

      The description of the transaction contained herein is qualified in its entirety by reference to the Agreement (Exhibit 99.1) and the Warrant (Exhibit 4.1), each of which is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

      4.1   Form of Alloy, Inc. Warrant to Purchase Common Stock.

      99.1 Agreement, dated as of January 25, 2002 between Alloy, Inc. and Fletcher International, Ltd.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ALLOY, INC.
                                      (Registrant)



Date: January 29, 2002                /s/ Samuel A. Gradess
                                      ----------------------------------------
                                      Samuel A. Gradess, Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
Number                        Description
------                        -----------
4.1         Form of Alloy, Inc. Warrant to Purchase Common Stock.

99.1        Agreement, dated as of January 25, 2002 between Alloy, Inc. and
            Fletcher International, Ltd.


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